Interest-bearing Loans and Borrowings	12 Months Ended
Dec. 31, 2022
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Interest-bearing Loans and Borrowings
24. Interest-bearing Loans and Borrowings

	2022	2021
	$m	$m
Bank overdrafts	94	111
Bank loans	420	430
Bonds	9,118	9,946
Other Debt	4	-
Interest-bearing loans and borrowings	9,636	10,487
Interest-bearing loans and borrowings include borrowings of $nil million (2021: $nil million) secured on specific items of property, plant and equipment.

Maturity profile of loans and borrowings and undrawn committed facilities

	As at 31 December 2022		As at 31 December 2021
	Loans and borrowings	Undrawn committed facilities	Loans and borrowings	Undrawn committed facilities
	$m	$m	$m	$m
Within one year	1,491	-	549	19
Between one and two years	688	-	1,422	-
Between two and three years	1,202	-	676	-
Between three and four years	799	3,736	1,277	-
Between four and five years	890	9	845	3,964
After five years	4,566	-	5,718	-
Total	9,636	3,745	10,487	3,983

The Group manages its borrowing ability by entering into committed borrowing agreements. Revolving committed bank facilities are generally available to the Group for periods of up to five years from the date of inception. The undrawn committed facilities figures shown in the table above represent the facilities available to be drawn by the Group at 31 December 2022.
In September 2022 the Group repaid a CHF 330 million bond upon maturity. A positive translation adjustment of $0.3 billion and a reduction in cumulative fair value hedge adjustment of $0.2 billion further reduced the bond balance.
At the end of 2021 a number of LIBOR settings ceased to be published (including Sterling and Swiss Franc), while certain US Dollar LIBOR settings will continue to be provided until June 2023. There is no change to the publication of EURIBOR rates. The Group’s syndicated revolving credit facility (undrawn as at 31 December 2022) previously referenced USD LIBOR, GBP LIBOR and CHF LIBOR rates. During 2021 the Group negotiated with its Lenders, amendments to the facility to include market standard LIBOR replacement language. From 1 January 2022 the agreement adopted the Secured Overnight Financing Rate (SOFR), Sterling Overnight Index Average (SONIA) and Swiss Average Rate
Overnight (SARON) as the alternative benchmark rates in respect of USD, GBP and CHF LIBOR rates respectively.
Guarantees
The Company has given letters of guarantee to secure obligations of subsidiary undertakings as follows: $9.3 billion in respect of loans and borrowings, bank advances and derivative obligations (2021: $10.0 billion) and $0.4 billion in respect of letters of credit due within one year (2021: $0.4 billion).
Any Irish registered wholly-owned subsidiary of the Company may avail of the exemption from filing its statutory financial statements for the year ended 31 December 2022 as permitted by section 357 of the Companies Act 2014 and if an Irish registered wholly-owned subsidiary of the Company elects to avail of this exemption, there will be in force an irrevocable guarantee from the Company in respect of all commitments entered into by such wholly-owned subsidiary, including amounts shown as liabilities (within the meaning of section 357 (1) (b) of the Companies Act 2014) in such wholly-owned subsidiary’s statutory financial statements for the year ended 31 December 2022.